UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05734

Diamond Hill Financial Trends Fund, Inc.

(Exact name of registrant as specified in charter)

325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Address of principal executive offices) (Zip code)

James F. Laird, Jr., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code: 614-255-3333

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Reports to Stockholders.

Diamond Hill Financial Trends Fund, Inc.

Semi-Annual Report

June 30, 2012

TABLE OF CONTENTS
Your fund at a glance page 1
Portfolio Commentary page 2
Fund’s Investments page 4
Financial Statements page 8
Notes to Financial Statements page 12
Supplemental Information page 18
Notice of Privacy Policy page 23

Welcome

Dear Fellow Shareholders:

Domestic equity markets once again began calendar year 2012 with strong gains only to pull back in the second quarter as numerous macro issues began to resurface around the globe. Still, most U.S. indices ended the first half of the year up nicely with the financial sector leading the way. For the first six months of 2012, the Diamond Hill Financial Trends Fund posted a total return of 13.24% on a net asset value basis while its primary benchmark, the S&P 1500 Super-composite Financials Index, generated a 13.42% total return for the same period.

Much like the previous two years, the economic recovery strengthened late in the prior calendar year and into the early portion of the new year; however, growth began to stall as we moved into the spring of 2012. In addition to renewed concerns regarding European sovereign debt, a combination of stubbornly high unemployment, generally softening export markets, and higher commodity costs seemed to be the primary culprits.

Notwithstanding the challenging macro environment, the overall health of the financial sector continued to improve as balance sheets and general levels of operating profitability strengthened across key areas within the sector. Further capital build, declining credit costs, and continued expense discipline were a few of the key drivers behind the strong recovery.

The aftermath of the credit crisis continues to linger. Most notably, the extreme interest rate environment and the lack of overall economic growth are now the primary cyclical challenges. However, as we have stated to shareholders for a number years now, we remain optimistic regarding the secular outlook for the financial sector in general and the Diamond Hill Financial Trends Fund in particular. As a reminder, the Fund’s managers maintain their focus on a long-term investment horizon, purchasing securities priced at a discount to their appraisal of intrinsic value and, most importantly, placing shareholders’ interest first. On behalf of your Board of Directors, I would like to once again assure you of our collective commitment to meeting our fiduciary duty to our fellow shareholders.

Sincerely,

Franklin C. Golden

Chairman of Diamond Hill Financial Trends Fund, Inc.

Your fund at a glance (unaudited)

The Fund seeks long-term capital appreciation with current income as a secondary objective by investing at least 80% of its assets in stocks of U.S. financial services companies of any size.

Over the last six months

†	The Fund returned 13.24% on a net asset value basis, compared to the S&P 1500 Super-composite Financials Index return of 13.42%.

†	After a strong start, U.S. public equity markets sold off during the second quarter but finished the period with reasonably strong annualized returns.

†

Renewed fears over economic growth prospects, high unemployment, European sovereign debt issues as well as new capital rules for strategically important financial institutions weighed on the financial sector.

†	The Fund’s net long position remained relatively constant during the period.

Period Annual Total Returns (%) As of June 30, 2012	One Year	Three Year	Five Year	Ten Year	Fifteen Year	Twenty Year
Diamond Hill Financial Trends Fund, Inc. (Inception Date: July 3, 1989)
Net Asset Value	-0.38	13.49	-6.95	1.95	3.74	6.18
S&P 1500 SuperComposite Financials Index*
	-1.43	10.13	-13.10	-2.00	1.65	NA

*	The S&P 1500 SuperComposite Financials Index commenced on 12/30/1994 and therefore does not have a twenty year return figure

The total returns for the Fund are at net asset value and include reinvestment of all distributions. The performance data combined within this material represents past performance, which does not guarantee future results.

Top 10 Holdings

Wells Fargo & Co.	8.7%	PNC Financial Services Group, Inc.	4.8%
JPMorgan Chase & Co.	6.4%	Popular, Inc.	4.7%
Assured Guaranty Ltd.	6.1%	iStar Financial, Inc.	4.6%
Prudential Financial, Inc.	5.3%	U.S. Bancorp	4.0%
Hartford Financial Services Group, Inc.	5.0%	Morgan Stanley	3.1%

As a percentage of net assets on June 30, 2012 and excludes any cash equivalents.

Portfolio Commentary (unaudited)

During the first six months of 2012, the portfolio produced a 13.24% total return at net asset value, compared to a 13.42% increase in the S&P 1500 SuperComposite Financials Index.

During the first quarter of 2012, companies in the financial sector rallied sharply, outperforming the broad market and advancing on an absolute basis. Financial stocks benefited from an improvement in U.S. economic data as well as positive developments related to European sovereign debt. Bank stocks advanced after the Federal Reserve announced the results of the latest stress tests, which cleared the way for several firms to increase dividends and initiate new share repurchase programs. However, during the second quarter of 2012, the financial sector gave back some of the early year gains and underperformed the broader market averages reflecting concerns over sluggish U.S. economic data and the ongoing European sovereign debt situation. Credit sensitive areas within the portfolio were most affected by the downward pressures while the more defensive areas held up relatively well.

Our long positions in large regional banks were the primary contributors during the first half of 2012 as credit quality continued to improve and capital levels now appear sufficient to support continued organic growth and meaningful increases in dividends and share buybacks. Wells Fargo & Co., U.S. Bancorp and SunTrust Banks, Inc. were the standout performers during the period. Elsewhere in the Fund, real estate investment trust Redwood Trust, Inc. performed well as it gained momentum in all three of its businesses after several slow quarters of investing. Multi-line insurance company United Fire Group, Inc. benefitted from improvements in its risk management and an improved pricing environment for its commercial property and casualty business. Real estate investment trust Winthrop Realty Trust’s stock price increased in response to management’s plans to detail their estimate of net asset value, which should give investors a better understanding of the business’s hidden value. Finally, information-services company CoreLogic, Inc. rebounded sharply as it reported much improved first quarter earnings and increased guidance for the remainder of the year.

In the short portfolio, both regional bank United Bankshares, Inc. and life and health insurer Principal Financial Group, Inc. reported sluggish first quarter results, and we covered these positions on subsequent price weakness. Rating agency Moody’s Corp. suffered as investors debated the relevance of ratings agencies following the downgrade of a number of global investment banks. However, in the second quarter, the company advanced after demonstrating progress toward its goal of diversifying the company’s business model away from its legacy ratings business. This has been accomplished through its growing mix of analytics businesses as well as several recent acquisitions. We expect that the regulatory environment could potentially hurt Moody’s business model and pricing power over the long-term.

Notable additions to the long portfolio during the period included Charles Schwab Corp., United Fire Group, Inc. and an MGIC Investment Group bond issue. Eliminated positions included Alleghany Corp., American Express Co., First Financial Holdings, Inc. and White Mountains Insurance Group Ltd.

Christopher M. Bingaman	Austin Hawley	John Loesch

Consistent with our overall investment philosophy, we believe shareholders in the Fund will benefit from a relatively concentrated portfolio. Also, as most of you are aware, we continue to manage the Fund as a long-short portfolio and will continue to do so for the foreseeable future. We do not intend to use our short positions as a “hedge” to mitigate our long exposure/volatility, rather as a way to enhance our performance over time. Our short exposure will typically be much smaller than our long exposure, and therefore, we will have fewer and generally smaller positions. Finally, we continually strive to maintain our disciplined process of evaluating both the fundamentals and valuations of our current and prospective investments.

As always, we would like to thank our shareholders for their continued support of the Fund.

Christopher M. Bingaman, CFA	Austin Hawley, CFA	John Loesch, CFA
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Diamond Hill Financial Trends Fund, Inc.

Diamond Hill Financial Trends Fund, Inc.

Schedule of Investments

June 30, 2012 (unaudited)

	Shares	Fair Value
Preferred Stock — 1.4%
REITs & Real Estate Management — 1.4%
iStar Financial, Inc., Series F, 0.49%	34,800	$615,960
Total Preferred Stocks		$615,960

Common Stocks — 85.7%
Banking Services — 32.3%
City National Corp.	9,570	464,911
First Niagara Financial Group, Inc.	92,145	704,909
First of Long Island Corp., The	31,256	905,486
First Republic Bank*	12,630	424,368
Huntington Bancshares, Inc.	92,490	591,936
National Penn Bancshares, Inc.	22,895	219,105
PNC Financial Services Group, Inc.	31,725	1,938,715
Popular, Inc.*^	115,056	1,911,080
Sterling Bancorp	71,370	712,273
SunTrust Banks, Inc.	46,800	1,133,964
Tower Financial Corp.*	34,165	346,775
U.S. Bancorp	50,024	1,608,772
Wells Fargo & Co.¯	104,710	3,501,502
		14,463,796
Capital Markets — 2.3%
Charles Schwab Corp., The	78,260	1,011,902
Consumer Financial Services — 0.6%
Discover Financial Services	7,505	259,523
Financial Services — 12.8%
Bank of America Corp.	36,620	299,552
Bank of New York Mellon Corp., The¯	51,048	1,120,503
CME Group, Inc.	1,875	502,706
JPMorgan Chase & Co.¯	72,248	2,581,421
Morgan Stanley	85,780	1,251,530
		5,755,712

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

	Shares/ Par Value	Fair Value
Insurance — 27.7%
ACE Ltd.^	10,110	$749,454
Assurant, Inc.^	10,445	363,904
Assured Guaranty Ltd.	175,641	2,476,538
Chubb Corp., The	3,135	228,291
Hartford Financial Services Group, Inc., The^	115,382	2,034,185
HCC Insurance Holdings, Inc.	15,265	479,321
Horace Mann Educators Corp.	31,107	543,750
Old Republic International Corp.	32,710	271,166
Prudential Financial, Inc.	43,895	2,125,835
Selective Insurance Group, Inc.	39,855	693,876
Travelers Cos., Inc., The¯	12,005	766,399
United Fire Group, Inc.	19,715	420,521
XL Group plc	58,630	1,233,575
		12,386,815
IT Services — 1.2%
CoreLogic, Inc.*	30,590	560,103
REITs & Real Estate Management — 8.8%
iStar Financial, Inc. REIT*^	285,915	1,844,152
Redwood Trust, Inc. REIT^	90,395	1,128,129
Winthrop Realty Trust REIT	78,400	953,344
		3,925,625
Total Common Stocks		$38,363,476

Corporate Bonds — 2.3%
Banking Services — 0.9%
Synovus Financial Corp., 4.88%, 2/15/13	$415,000	415,000
Financial Services — 1.4%
MGIC Investment Corp., 5.38%, 11/1/15^	850,000	634,313
Total Corporate Bonds		$1,049,313

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

	Shares	Fair Value
Registered Investment Company — 7.6%
Federated Prime Obligations Fund, 0.13%†S	3,418,468	$3,418,468

Total Investment Securities — 97.0%
(Cost $39,933,308)**		$43,447,217

Segregated Cash With Brokers — 6.0%		2,678,377

Securities Sold Short — (6.0)%
(Proceeds $2,299,572)		(2,676,435)

Net Other Assets (Liabilities) — 3.0%		1,332,605

NET ASSETS — 100.0%		$44,781,764

*	Non-income producing security.
**	Represents cost for financial reporting purposes.
^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of June 30, 2012, was $3,369,555.
¯	Security position is either entirely or partially held in a segregated account as collateral for securities sold short and aggregates to a total market value of $2,909,528.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of June 30, 2012.
S	Rate represents the daily yield on June 30, 2012.
REIT	– Real Estate Investment Trust

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Diamond Hill Financial Trends Fund, Inc.

Schedule of Securities Sold Short

June 30, 2012 (unaudited)

	Shares	Fair Value
Common Stocks — 6.0%
Banking Services — 4.6%
Bank of the Ozarks, Inc.	38,235	$1,150,109
Home Bancshares, Inc.	17,815	544,783
Lakeland Bancorp, Inc.	20,836	219,195
WesBanco, Inc.	7,040	149,670
		2,063,757
Financial Services — 0.7%
Moody’s Corp.	8,135	297,334
Insurance — 0.7%
Cincinnati Financial Corp.	5,820	221,567
MBIA, Inc.*	8,675	93,777
		315,344

Total Common Stocks Sold Short
(Proceeds $2,299,572)		$2,676,435

*	Non-dividend expense producing security

Percentages disclosed are based on total net assets of the Fund at June 30, 2012.

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

Financial Statements

Statement of Assets and Liabilities June 30, 2012 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets
Investments, at fair value (cost 39,933,308) - including $3,369,555 of securities loaned	$43,447,217
Cash	4,482,143
Deposit with broker for securities sold short	2,678,377
Receivable for investments sold	182,046
Receivable for dividends and interest	69,832
Prepaid expenses	67,591

Total assets	50,927,206

Liabilities
Securities sold short, at value (proceeds $2,299,572)	2,676,435
Return of collateral for securities on loan	3,418,468
Payable to Investment Adviser	22,897
Payable for expenses and fees on securities sold short	1,326
Payable to Administrator	5,284
Payable to Accountant and Custodian	4,527
Other payables and accrued expenses	16,505

Total liabilities	6,145,442

Net Assets
Capital paid-in	39,989,491
Accumulated net investment income	203,075
Accumulated net realized gain on investments	1,452,152
Net unrealized appreciation on investments	3,137,046

Net Assets	$44,781,764

Net asset value per share
Based on 3,968,124 shares outstanding - 50 million shares authorized with par value of $0.001 per share.	$11.29

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Statement of Operations For the six months ended June 30, 2012 (unaudited)

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment Income
Dividends	$460,180
Interest	49,629
Securities lending income	5,234

Total Investment Income	515,043

Expenses
Investment management fees	143,767
Administration fees	33,177
Accounting and custody fees	20,285
Director’s fees	43,250
Professional fees	43,656
Regulatory fees	165
Transfer agent fees	7,703
Postage and printing fees	9,005
Expenses and fees on securities sold short	45,122
Insurance	9,034
Other expenses	1,634

Total expenses	356,798

Net investment income	158,245

Realized and unrealized gain (loss)
Net realized gain (loss) on
Security sales	1,807,419
Closed short positions	106,360
Change in net unrealized appreciation (depreciation) of
Investments	3,221,919
Securities sold short	(77,384)

Net realized and unrealized gain	5,058,314

Increase in net assets from operations	$5,216,559

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

Statements of Changes in Net Assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and the net of Fund share transactions, if any.

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
Increase (decrease) in net assets
From operations
Net investment income	$158,245	$179,128
Net realized gain from security sales	1,807,419	1,176,700
Net realized gain from closed short positions	106,360	486,703
Change in net unrealized appreciation (depreciation)	3,144,535	(7,759,608)

Increase (Decrease) in net assets resulting from operations	5,216,559	(5,917,077)

Distributions to common shareholders
From net investment income	—	(138,884)

Decrease in net assets from distributions to common shareholders	—	(138,884)

Net assets
Beginning of period	39,565,205	45,621,166
End of period	$44,781,764	$39,565,205

Accumulated net investment income	$203,075	$44,830

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Financial Highlights

The Financial Highlights shows how the Fund’s net asset value for a share has changed since the end of the previous period.

	For the Six Months Ended June 30, 2012 (unaudited)		Year ended December 31,
			2011	2010	2009	2008	2007
Per share operating performance
Net asset value, beginning of period	$9.97		$11.50	$9.82	$8.36	$15.73	$21.25
Net investment income[1]	0.04		0.05	0.04	0.18	0.38	0.28
Net realized and unrealized gain (loss) on investments	1.28		(1.54)	1.73	1.61	(7.33)	(3.31)
Total from investment operations	1.32		(1.49)	1.77	1.79	(6.95)	(3.03)
Less distributions
From net investment income	—		(0.04)	(0.09)	(0.33)	(0.10)	(0.28)
From net realized gain	—		—	—	—	(0.32)	(2.21)
Total distributions	—		(0.04)	(0.09)	(0.33)	(0.42)	(2.49)
Net asset value, end of period	$11.29		$9.97	$11.50	$9.82	$8.36	$15.73
Per share market value, end of period	$10.01		$8.27	$9.81	$7.88	$6.35	$13.75
Total return at net asset value[2] (%)	13.24	[3]	(12.95)	18.27	22.67	(44.30)	(12.50)
Total return at market value[2] (%)	21.04	[3]	(15.35)	25.72	29.60	(51.60)	(14.50)

Ratios and supplemental data
Net assets, end of period (in millions)	$45		$40	$46	$39	$33	$63
Ratio of gross expenses to average net assets[4] (%)	1.61		1.40	1.42	1.64	1.53	1.30
Ratio of net expenses to average net assets[4] (%)	1.61		1.40	1.42	1.32	1.26	1.28
Ratio of net expenses to average net assets, excluding expenses and fees on securities sold short[4] (%)	1.41		1.27	1.26	1.15	1.15	—
Ratio of net investment income to average net assets[4] (%)	0.72		0.42	0.38	2.21	3.09	1.36
Portfolio turnover (%)	24	[3]	42	51	81	65	42

[1]	Based on the average of the shares outstanding.
[2]

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. The total return based on market value reflects changes in the market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

[3]	Not annualized for periods less than one year.
[4]	Annualized for periods less than one year.

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

Notes to Financial Statements (unaudited)

Note 1

Organization

The Diamond Hill Financial Trends Fund, Inc. (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended.

Accounting Polices

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used by the Fund maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The net asset value of the common shares of the Fund is determined daily as of the close of the NYSE, normally at 4:00 P.M. Eastern Time.

Listed securities for which market quotations are readily available are valued at the closing prices as determined by the primary exchange where the securities are traded. Unlisted securities or listed securities for which the latest sales prices are not readily available are valued at the closing bid price in the principal market where such securities are normally traded. Investments in other investment companies are valued at their reported net asset value. In each of these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term debt investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Securities for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, certain stale prices, or an event occurs that materially affects the furnished price) are

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

valued by the Fair Value Committee. In these cases, the Fair Value Committee established and appointed by the Board of Directors determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by the Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. Depending on the source and relative significance of the valuation inputs in these instances, the valuations for these securities may be classified as Level 2 or Level 3 in the fair value hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Levels 1, 2 or 3 during the period ended June 30, 2012.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities would be reflected as Level 2.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs
Investments in Securities: (Assets)
Preferred Stocks*	$615,960	$—
Common Stocks*	38,363,476	—
Corporate Bonds*	—	1,049,313
Registered Investment Company	3,418,468	—
Total	$42,397,904	$1,049,313
Investments in Securities Sold Short: (Liabilities)
Common Stocks*	$(2,676,435)	$—

*	See Schedule of Investments and Schedule of Investments Sold Short for industry classification.

Investment transactions

Throughout the reporting period, investment transactions are recorded no later than the first business day following trade date. For financial reporting purposes, investments are reported on trade date on the last business day of the reporting period. The specific identification method is used for determining realized gains or losses for financial statements and income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the daily effective yield method. The Fund records distributions received from investments in Real Estate Investment Trusts (“REITS”) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts once the issuers provide information about the actual composition of the distributions.

Short sales

The Fund is permitted to make short sales of securities. Short sales are effective when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Cash received from short sales is maintained by brokers and is used to meet margin requirements for short calls. It is included as “Deposits with brokers for securities sold short” on the Statement of Assets and Liabilities.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The use of short sales may cause the Fund to have higher expenses (especially dividend expenses) than those of other equity mutual funds. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of Diamond Hill Capital Management, Inc. (the “Adviser”) to accurately anticipate the future value of a security.

Securities lending

The Fund has a securities lending agreement with Citibank, N.A. (“Citibank”). Under the terms of the agreement, Citibank is authorized to loan securities on behalf of the

Fund to approved borrowers. In exchange, the Fund receives cash collateral in the amount of at least 100% of the value of the securities loaned.

The cash collateral is invested in short-term instruments as noted in the Schedule of Investments. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The agreement indemnifies the Fund from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement. The agreement provides that after predetermined rebates to brokers, the Fund pays Citibank 15% of the net securities lending income plus any costs and other charges incurred by the Fund with Citibank to be paid as credits.

As of June 30, 2012, the value of securities loaned and the collateral held were as follows:

Fair Value of Securities Loaned	Fair Value of Collateral Received
$3,369,555	$3,418,468

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2008 through 2011) and has concluded that no provision for income tax is required in the financial statements.

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign dividend income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date.

Such distributions on a tax basis, are determined in conformity with income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the six months ended June 30, 2012, aggregated $9,536,043 and $10,423,483, respectively.

Note 2

Management fees and transactions with affiliates and others Investment Advisory

The Fund has entered into an Investment Advisory Agreement with the Adviser whereby the Adviser provides management of the investment and reinvestment of the Fund’s assets; continuous review, supervision, and administration of the investment program of the Fund and provides office space, furnishings and equipment used to carryout the investment management of the Fund. For these services, the Adviser receives a fee at an annual rate of

0.65% of the Fund’s average weekly net asset value, or a flat annual fee of $50,000, whichever is higher. If total Fund expenses exceed 2% of the Fund’s average weekly net assets in any one year, the Fund requires the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000.

Administration

The Fund has entered into an Administration Agreement with the Adviser whereby the Adviser agrees to oversee the determination and publication of the Fund’s net asset value, the maintenance of the books and records of the Fund; prepare the financial information for the Fund’s proxy statements, if required, and semi-annual and annual reports to shareholders; prepare the Fund’s periodic financial reports to the Securities and Exchange Commission; respond to shareholder inquiries; and supply the Board of Directors and Officers of the Fund with all statistical information and reports reasonably required by them. For these services, the Adviser receives a fee at an annual rate of 0.15% of the Fund’s average weekly net assets or $22,000, whichever is higher.

The Adviser has entered into a Sub-Administration Agreement with Citi Fund Services Ohio, Inc. (“Citi”), whereby Citi provides certain financial statement and regulatory filings for the Fund.

The Fund does not pay remuneration to its Officers. Certain Officers of the Fund are employees of the Adviser.

Directors Fees

The Chairman of the Board of Directors receives an annual retainer of $16,000. Each additional Independent Board member receives an annual retainer of $10,000. The meeting attendance fee is $1,250 per Director for each quarterly in-person

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

meeting. The Fund paid $43,250 in aggregate directors fees during the six months ended June 30, 2012.

Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Note 3

Fund share transactions

The Fund from time-to-time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board of Directors currently intends, each quarter during periods when the Fund’s shares are trading at a discount from the net asset value, to consider the making of tender offers. The Board of Directors may at any time, however, decide that the Fund should not make share repurchases or tender offers.

Share Repurchase Plan

On December 15, 2009, the Board of Directors authorized a share repurchase plan. Under the share repurchase plan, the Fund may purchase in the open market up to 200,000 of its outstanding shares and is effective until the earlier of its termination by vote of the Directors or the repurchase of 200,000 shares. The share repurchase program is intended to increase the Fund’s net asset value per share of the Fund’s remaining shares.

During the fiscal year ended December 31, 2010, the Fund repurchased 25,000 (0.63% of shares outstanding) of its shares under the share repurchase program authorized by the Board of Directors. The corresponding dollar amount of the share repurchase amounted to $237,380 with a weighted average price per share of $9.50 and a weighted average discount per share at 16.5%.

Note 4

Federal Tax Information

The amount and character of income and capital gain distributions paid by the Fund are determined in accordance with Federal income tax regulations which may differ from GAAP. The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due primarily to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of dividends paid to shareholders during 2011 was as follows:

	Ordinary Income	Long-Term Gains	Total
2011	$138,884	$—	$138,884

The following information is computed on a tax basis for each item of the Fund as of December 31, 2011:

Tax cost of portfolio investments	$33,643,671

Gross unrealized appreciation	4,059,488
Gross unrealized depreciation	(4,409,646)

Net unrealized appreciation	(350,158)
Undistributed ordinary Income	44,830
Undistributed long term capital gains	148,886
Qualified Late Year Capital Losses deferred	(267,845)

Accumulated earnings	(424,287)

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

As of June 30, 2012, the Fund’s federal tax cost of investment securities and net realized appreciation (depreciation) were as follows:

Tax cost of portfolio investments	$40,276,629

Gross unrealized appreciation	5,984,947
Gross unrealized depreciation	(2,814,359)

Net unrealized appreciation	3,170,588

The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

As of the latest tax year ended December 31, 2011, the Fund had has no capital loss carryforwards (“CLCFs”) available for future use.

The Fund also elected to defer until its subsequent tax year capital losses incurred after October 31, 2011. The “Qualified Late Year Capital Losses deferred” losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Note 5

Shareholder Meeting Results

The Fund’s Annual Meeting of Shareholders was held on April 27, 2012 to approve or disapprove the following proposals (i) to approve or disapprove the re-election of the Fund’s Directors; and (ii) to approve or disapprove the ratification of the Fund’s independent auditor. The proposals were approved as follows:

	Shares For	Shares Against	Shares Abstained
Proposal (i)
F.Golden	2,834,670	808,544	N/A
R. Page	2,837,246	805,968	N/A
F. Steingraber	2,841,488	801,726	N/A
D. Tomlin	2,852,019	791,195	N/A
Proposal (ii)	3,554,747	81,693	6,774

Note 6

Subsequent Events

The Fund evaluated events from June 30, 2012 through the date that these financial statements were issued. There were no subsequent events to report that would have a material impact on the Fund’s financial statements.

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

Supplemental Information (unaudited)

Tax information

For federal income tax purposes, the following information was furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2011.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2011, 100% of the dividends qualified for the corporate dividends-received deduction.

The Fund designated the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on Form 1099-DIV for the calendar year 2011.

Shareholders were mailed a 2011 U.S. Treasury Department Form 1099-DIV in January 2012. This will reflect the total of all distributions that are taxable for calendar year 2011.

Investment objective and policy

The Fund’s investment objective is to provide long-term capital appreciation. The Fund will seek to achieve its investment objective of long-term capital appreciation by investing between 80% and 115% of its assets long and sell short between 5% and 25% of its assets in stocks of U.S. financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. These companies are usually regulated by governmental or quasigovernmental entities and, as a result, are subject to the risk that regulatory developments will adversely affect them. With respect to the Fund’s investment policy of investing at least 80% of “assets” in equity securities, “assets” is defined as net assets plus the amount of any borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this policy. In abnormal market conditions, the Fund may take temporary defensive positions.

As such, the Fund may temporarily invest all of its assets in investment-grade, short-term securities. In such circumstances, the Fund may not achieve its objective. The Fund’s current investment restriction, relating to industry concentration, has been modified to remove the reference to the banking and savings industry so that it reads as follows: “Except for temporary defensive purposes, the Fund may not invest more than 25% of its total assets in any one industry or group of related industries, except that the Fund will invest more than 25% of its assets in the financial services sector.”

Portfolio management

Mr. Christopher Bingaman assumed responsibility as the portfolio manager of the Fund on December 1, 2007. Mr. Bingaman has a Bachelor of Arts degree in Finance (cum laude) from Hillsdale College, a

Masters degree in Business Administration from the University of Notre Dame and holds the CFA designation. He has been an investment professional with Diamond Hill Capital Management, Inc. since March 2001. From 1998 to March 2001, Mr. Bingaman was a Senior Equity Analyst for Villanova Capital/Nationwide Insurance. In 1997, Mr. Bingaman was an Equity Analyst for Dillon Capital Management, an investment advisory firm.

Mr. Austin Hawley assumed responsibility as assistant portfolio manager of the Fund on December 31, 2009. Mr. Hawley has a B.A. degree in history with an economics minor from Dartmouth College (cum laude), a Masters degree in Business Administration from the Tuck School of Business at Dartmouth College, and holds the CFA designation. He has been an investment professional with Diamond Hill Capital Management, Inc. since August 2008. From 2004 to 2008, Mr. Hawley was an Equity Analyst at Putnam Investments. He served as an Investment Associate at Putnam Investments from 1999 to 2002.

Mr. John Loesch assumed responsibility as assistant portfolio manager of the Fund on December 31, 2009. Mr. Loesch has a B.S. degree in public affairs with an emphasis in public financial management from Indiana University, a Masters degree in Business Administration from University of Notre Dame-Mendoza College of Business (cum laude), and holds the CFA designation. He has been with Diamond Hill Capital Management, Inc. since May 2007. From 2003 to 2006, Mr. Loesch was an Analyst with Nationwide Financial. He served as a Financial Advisor with UBS Financial Services from 2001 to 2003.

Bylaws

In January 2003, the Board of Directors adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for director. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Director, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The amendments also provide, among other things, that in the event that the date of the mailing of the notice for an annual meeting is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for the preceding year’s annual meeting, notice by the shareholder to be timely must be delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the 90th day prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the Fund. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders.

In November 2005, the Fund’s Board of Directors adopted amendments to the Fund’s bylaws regarding the Chairman of the Board position: The scope of the Chairman’s responsibilities and fiduciary obligations were further defined. Also disclosure regarding the election, resignation and removal of the Chairman as well as the filling of a vacancy was added.

At a quarterly meeting of the Fund’s Board of Directors held February 13, 2006, the Board amended Article II Section 2 of the Fund’s bylaws to state that a special meeting of the shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the President, or, subject to Section 2(c), by the Secretary of the Corporation upon the written request of shareholders entitled to cast at least 35% of all votes entitled to be cast at the meeting.

In November 2007, the Fund’s Board of Directors adopted several amendments to the Fund’s bylaws. First, the Board further clarified the treatment of street name shares held by brokers without authority to vote them as to a particular proposal. Those shares are treated as shares present and entitled to vote with respect to the proposal, but will not be counted as a vote in favor of the proposal. Also, the Board amended the bylaws to provide that a plurality of votes cast at a meeting of stockholders at which quorum is present shall be sufficient to elect a director.

In February 2011, the Fund’s Board of Directors adopted an amendment to the Fund’s bylaws to the effect the Chairman no longer needed to be a person who is not an interested person of the Fund, but could not be an affiliate of the Fund’s investment adviser or administrator.

At a quarterly meeting of the Fund’s Board of Directors held August 14, 2012, the Board adopted several amendments to the Fund’s bylaws after a comprehensive review by legal counsel of bylaws that were originally adopted in 1989. The Board approved the amendments to bring the bylaws up to date and make them consistent with current law and practice and to provide an adequate structure for shareholder meetings now being annually held by the Fund and for shareholder proposals and nominations related thereto. Among other amendments, the Board amended Article II Section 2 of the Fund’s bylaws to state that a special meeting of the shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the President, or, subject to Section 2(c), by the Secretary of the Corporation upon the written request of shareholders entitled to cast at least a majority of all votes entitled to be cast at the meeting. Also, the Board amended the requirements and process for shareholder notices of proposals or nominations to be considered proper, failure to comply with which would cause any such notice to be disregarded. The Board also adopted several amendments related to the conduct of shareholder meetings and otherwise updated other provisions of the bylaws related to governance, shares and indemnification to make them consistent with current practice. Please contact the Secretary of the Fund for additional information about the amendments to the bylaws.

Dividend reinvestment plan

The Fund offers its registered shareholders an automatic Dividend Reinvestment Plan (the “Plan”), which enables each participating shareholder to have all dividends (including income dividends and/or capital gains distributions) payable in cash, reinvested by Computershare Shareowner Services LLC (the “Plan Agent”) in shares of the Fund’s common stock. However, shareholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying the Plan Agent in writing. Shareholders who do not participate in the Plan will receive all dividends in cash.

In the case of shareholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record shareholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These record holders will then credit the beneficial owners’ accounts with the appropriate stock or cash distribution.

Whenever the market price of the Fund’s stock equals or exceeds net asset value per share, participating shareholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund’s stock exceeds the market price per share, the Plan Agent shall make open market purchases of the Fund’s stock for each participating shareholder’s account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date, the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating shareholder will be charged a pro rata share of brokerage commissions on all open market purchases. The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the shareholder. The Plan Agent will confirm each acquisition made for the account of the participating shareholders as soon as practicable after the payment date of the distribution.

The reinvestment of dividends does not relieve participating shareholders of any federal, state or local income tax that may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the Nasdaq National Market System as of the dividend payment date. Distributions from the Fund’s long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Computershare Shareowner Services LLC at P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (Telephone: 1-877-254-8583).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Computershare Shareowner Services LLC

480 Washington Boulevard

Jersey City, NJ 07310

Telephone: 1-877-254-8583

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

NOTICE OF PRIVACY POLICY FOR

DIAMOND HILL FINANCIAL TRENDS FUND

We value you as a shareholder and take your personal privacy seriously. In order to enhance our ability to provide you with the best service possible, Diamond Hill Financial Trends Fund (referred to as “we” or “us” or the “Fund”) collect, use and share certain information about you. This policy explains what information we collect and with whom we share it. The practices described in this policy are applicable to all customers, including prospective, current and former customers. The policy also explains how we protect the security and confidentiality of certain customer information.

SAFEGUARDING PRIVACY

Diamond Hill Financial Trends Fund maintains physical, electronic and procedural safeguards that comply with federal standards to ensure the safety of non-public personal customer information. In addition, we require service providers to the Fund to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers and to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal customer information.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms, such as your name, address, date of birth, social security number and investment information;

•	Information about your transactions and experiences with us, such as your account balance, transaction history and investment selections; and

•	Information you supply in written, telephonic or electronic communications with the Fund or service providers to the Fund.

INFORMATION WE SHARE

We may disclose all non-public personal information we collect, as described above, to companies that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services, provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information. We also may disclose non-public personal information as otherwise permitted by law.

QUESTIONS?

Questions regarding this policy may be directed to: 877-254-8583

For more information

Proxy Voting

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures that the advisor uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1-614-255-4080 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

A listing of month-end portfolio holdings is available on our website, www.diamond-hill.com. Additionally, the Fund files a complete listing of portfolio holdings as of the end of the first and third quarters of each fiscal year on Form N-Q and each second and fourth quarters of each fiscal year on Form N-CSR. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-888-255-4080. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Directors
Franklin C. Golden
Russell J. Page
Fred G. Steingraber
Donald R. Tomlin

Officers
Franklin C. Golden
Chairman
James Laird
President
Gary Young
Treasurer, CCO, Secretary
Brian Risinger
Assistant Treasurer

Investment adviser
Diamond Hill Capital Management, Inc.
325 John H. McConnell Boulevard, Suite 200
Columbus, Ohio 43215

Custodian
Citibank N.A.
388 Greenwich Street
New York, NY 10013

Transfer agent and registrar
Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, NJ 07310

Independent directors’ Counsel
Paul Hastings LLP
600 Peachtree St., N.E.
Twenty – Fourth Floor
Atlanta, GA 30308

Stock symbol
Listed Nasdaq Symbol:
DHFT

For shareholder
assistance,
refer to page 23

How to contact us

Internet	www.diamond-hill.com

Mail	Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-877-254-8583
	Information Line	1-614-255-4080

325 John H. McConnell Blvd.

Suite 200

Columbus, Ohio 43215

614.255.3333

www.diamond-hill.com

Investment Adviser

Diamond Hill Capital Management, Inc.

For additional information, call:

Computershare Shareowner Services LLC

TOLL FREE 877.254.8583

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of shares of the registrant’s equity securities during the period January 1, 2012 to June 30, 2012.

Item 10. Submission of Matters to a Vote of Security Holders.

At a quarterly meeting held on August 14, 2012, the registrant’s Board of Directors adopted amendments to the registrant’s bylaws amending or updating some of the procedures and requirements by which shareholders may make nominations to the registrant’s Board and propose business to be considered at shareholder meetings. Some of the procedures are summarized below. A copy of the registrant’s amended and restated bylaws is filed as an exhibit to this form and is also available upon request to the secretary of the registrant.

Special meetings of the stockholders, unless otherwise provided by law or by the registrant’s charter, may be called for any purpose or purposes by a majority of the Board of Directors, the President, or, subject to the requirements of the bylaws, a special meeting of stockholders shall also be called by the Secretary of the registrant to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.

Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the Secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Directors to fix a record date to determine the stockholders entitled to request a special meeting (the “Requested Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder, each individual whom the stockholder proposes to nominate for election or reelection as a director, and each matter proposed to be acted on at the meeting that would be required to be disclosed in connection with the solicitation of proxies for the election of directors in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). Upon receiving the Record Date Request Notice, the Directors may fix a Requested Record Date.

In order for any stockholder to request a special meeting, one or more written requests for a special meeting signed by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Requested Record Date entitled to cast not less than a majority (the “Special Meeting Percentage”) of all votes entitled to be cast on such matter at the meeting (the “Special Meeting Request”) shall be delivered to the Secretary. In addition, the Special Meeting Request shall (a) set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to the matters set forth in the Record Date Request Notice received by the Secretary), (b) bear the date of signature of each such stockholder (or other agent) signing the Special Meeting Request, (c) set forth (i) the name and address, as they appear in the registrant’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed), (ii) the class, series and number of all shares of stock of the registrant which are owned (beneficially or of record) by each such stockholder and (iii) the nominee holder for, and number of, shares of stock of the registrant owned beneficially but not of record by such stockholder, (d) be sent to the Secretary by registered mail, return receipt requested, and (e) be received by the Secretary within sixty (60) days after the Request Record Date. Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the Secretary.

The Secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing or delivering the notice of meeting (including the registrant’s proxy materials). The Secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required, the Secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of any such notice of the meeting.

If at any time as a result of written revocations of requests for the special meeting, stockholders of record (or their duly authorized agents) as of the Request Record Date entitled to cast less than the Special Meeting Percentage shall have delivered and not revoked requests for a special meeting, the Secretary may refrain from mailing the notice of the meeting or, if the notice of the meeting has been mailed, the Secretary may revoke the notice of the meeting at any time before ten (10) days prior to the meeting if the Secretary has first sent to all other requesting stockholders written notice of such revocation and of intention to revoke the notice of the meeting. Any request for a special meeting received after a revocation by the Secretary of a notice of a meeting shall be considered a request for a new special meeting.

Nominations of persons for election as a Director and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the registrant’s notice of meeting, (ii) by or at the direction of the Directors or (iii) by any stockholder of the registrant who was a stockholder of record both at the time of giving of notice described herein and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in the bylaws. For nominations for election to the Directors or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the registrant and such other business must otherwise be a proper matter for action by stockholders. To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive office of the registrant by not later than the close of business on the 90th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting nor earlier than the close of business on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the registrant.

A stockholder’s notice to be proper must set forth:

(i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act;

(ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or a Stockholder Associated Person therefrom. “Stockholder Associated Person” of any stockholder shall mean (1) any person acting in concert with such stockholder, (2) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (3) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person;

(iii) as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person,

(A) the class, series and number of all shares of stock or other securities of the registrant (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,

(B) the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person,

(C) whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of Company Securities for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the registrant disproportionately to such person’s economic interest in the Company Securities;

(D) any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series; and

(E) whether such stockholder believes any such Proposed Nominee is, or is not, an “interested person” of the Corporation, as defined in the Investment Company Act and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination;

(iv) as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (2) of this Article II, Section 8(a) and any Proposed Nominee,

(A) the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee and

(B) the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person;

(v) the name and address of any person who contacted or was contacted by the stockholder giving the notice or any Stockholder Associated Person about the Proposed Nominee or other business proposal prior to the date of such stockholder’s notice; and

(vi) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become, a party to any agreement, arrangement or understanding with any person or entity other than the registrant in connection with service or action as a director that has not been disclosed to the registrant and (b) will serve as a director of the registrant if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the registrant, upon request, to the stockholder providing the notice and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange on which any securities of the registrant are listed or over-the-counter market on which any securities of the registrant are traded).

If information submitted by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with the bylaws. Any such stockholder shall notify the registrant of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the secretary or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the registrant, to demonstrate the accuracy of any information submitted by the stockholder, and (B) a written update of any information (including, if requested by the registrant, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with the bylaws.

Notwithstanding the provisions of the bylaws, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in the bylaws. Nothing in the bylaws shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, nor the right of the registrant to omit a proposal from, the registrant’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

This summary is qualified in its entirety be reference to the full text of the registrant’s bylaws as this summary neither restates the bylaws in its entirety nor summarizes all of the procedures applicable to shareholders meetings.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certifications required by Item 12(b) of Form N-CSR are furnished herewith.

(c)	Copy of the registrant’s amended and restated bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Diamond Hill Financial Trends Fund, Inc.

By (Signature and Title)	/s/ James F. Laird, Jr.
James F. Laird, Jr., President

Date September 05, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James F. Laird, Jr.
James F. Laird, Jr., President

Date September 05, 2012

By (Signature and Title)	/s/ Gary R. Young
Gary R. Young, Treasurer

Date September 05, 2012